SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 22, 1997



           FREEPORT-McMoRan RESOURCE PARTNERS, LIMITED PARTNERSHIP


            Delaware                 1-9164             72-1067072


    (State or other               (Commission        (IRS Employer
    jurisdiction of                File Number)       Identification
    incorporation or                                      Number)
    organization)

              1615 Poydras Street, New Orleans, Louisiana  70112

            Registrant's telephone number, including area code:
                                (504) 582-4000





           Freeport-McMoRan Resource Partners, Limited Partnership


Item 1. Changes in Control of Registrant.
        ---------------------------------

            On December 22, 1997 Freeport-McMoRan Inc. (FTX), 51.6 percent owner and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership (FRP), merged into IMC Global Inc.
(IGL), with IGL as the surviving entity (the Merger). As a result, IGL assumed 51.6 percent ownership and became Administrative Managing General Partner of FRP under the limited partnership agreement of FRP.

            As consideration for the Merger FTX stockholders received, for each share of FTX common stock: (a) 0.9 shares of IGL common stock; (b) one-third of a warrant to purchase one share of IGL common stock for $44.50, expiring December 22, 2000; and (c) approximately 0.2 of a share of common stock of Freeport-McMoRan Sulphur Inc., a newly-formed corporation to which the sulphur business and certain oil and gas assets owned by FTX and IGL have been transferred. The aggregate value of the merger consideration to be received by FTX shareholders, based on values at the announcement of the Merger August 26, 1997, was approximately $900 million .

Item 4. Changes in Registrant's Certifying Accountant
       -----------------------------------------------

      As a result of the Merger, Arthur Andersen LLP has been replaced as the principal independent auditor of FRP. Effective December 22, 1997, Ernst & Young LLP has been engaged by FRP to serve as the independent auditor of FRP's financial statements.

      The report of Arthur Andersen LLP on the financial statements of FRP for the past two years, which expressed reliance on certain audit work performed by Ernst & Young LLP relative to FRP's Joint Venture Interest in IMC-Agrico Company, did not contain an adverse opinion or a disclaimer of an opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During FRP's two most recent fiscal years and the interim period ended September 30, 1997, (i) there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure and
(ii) there were no "reportable events" (as defined in Rule 304(a)(1)(v) of Regulation S-K).

      FRP has presented a copy of this Form 8-K to Arthur Andersen LLP prior to the date hereof. The letter of Arthur Andersen LLP addressed to the Securities and Exchange Commission stating that it agrees with the statements made by FRP in this Form 8-K is filed as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits
        ----------------------------------

            (c)   Exhibits.  The exhibits to this report  are  listed in the
                  Exhibit Index on page E-1 hereof.





                                  SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    FREEPORT-McMoRan RESOURCE PARTNERS,
                                          LIMITED PARTNERSHIP


                                    By:   /s/ Lynn F. White
                                       -------------------------------------
                                        Lynn F. White, Duly Authorized Signer
                                        IMC Global Inc., as Administrative
                                        Managing General Partner



Date:  December 24, 1997



                                Exhibit Index


                                                               Sequentially
                                                                 Numbered
Number     Exhibit                                                 Page


99.1 News Release of FTX dated January 22, 1997.
99.2 Letter of Arthur Andersen LLP.